File Number: 333-110037
                                                Filed Pursuant to Rule 497(e) of
                                                      The Securities Act of 1933


                                                                   June 13, 2005

                         Supplement to the Prospectus of
                         Pioneer Strategic Growth Fund,
                                dated May 1, 2005


A proposal to reorganize Pioneer Strategic Growth Fund ("Strategic Growth Fund") into Pioneer Growth Leaders Fund ("Growth Leaders Fund"), another fund managed by Pioneer Investment Management, Inc., is being submitted for approval by Strategic Growth Fund's shareholders at a meeting anticipated to be held on August 2, 2005. If approved by shareholders, the reorganization is expected to be effective on or as soon as possible after August 5, 2005. There can be no assurance that the reorganization will be approved or, if approved, completed. Each fund's Trustees approved the proposed reorganization and determined that it is in the best interests of shareholders of both funds. The proposed reorganization is expected to be a tax-free transaction, which means that neither Growth Leaders Fund nor Strategic Growth Fund will recognize any gain or loss, and Strategic Growth Fund's shareholders will not recognize any gain or loss on their receipt of Growth Leaders Fund's shares, as a direct result of the reorganization.

Assuming shareholders of Strategic Growth Fund approve the reorganization, Strategic Growth Fund expects to close to new purchases (including purchases by exchange) approximately one business day prior to the date on which the reorganization is effected.

                                                                  17781-00-0605
                                         (C)2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds